UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2011
Qlik Technologies Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34803	20-1643718

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

150 N. Radnor Chester Road Suite E220 Radnor, Pennsylvania	19087

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (888) 828-9768
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On March 1, 2011, Qlik Technologies Inc. issued a press release and is holding a conference call regarding its results of operations and financial condition for the fourth quarter and year ended December 31, 2010. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     Various statements to be made during the conference call are forward-looking statements, including, but not limited to, statements regarding the value and effectiveness of our products, the introduction of product enhancements or additional products and our growth, expansion and market leadership, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plan,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may”, “will,” “might,” “could,” “anticipate,” “momentum” and similar words. We intend all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: our ability to attract new customers and retain existing customers; adverse economic conditions in general and adverse economic conditions specifically affecting the markets in which we operate; risks and uncertainties inherent in our business; our ability to effectively sell, service and support our products; our ability to continue to promote and maintain our brand in a cost-effective manner; our ability to compete effectively; our ability to develop and introduce new products and add-ons or enhancements to existing products; our ability to manage growth; our ability to attract and retain key personnel; the scope and validity of intellectual property rights applicable to our products; and other risks more fully described in our publicly available filings with the Securities and Exchange Commission (the “SEC”), including those discussed in the sections titled “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which will be filed with the SEC in the first quarter of 2011. Past performance is not necessarily indicative of future results. There can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved.
     All written and verbal forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. We caution investors not to rely too heavily on the forward-looking statements we make or that are made on our behalf. The information conveyed on the conference call will be provided only as of the date of the conference call. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of the conference call.
     The information in Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
     The attached press release includes non-GAAP measures of operating income, net income and income or loss per share. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles, or GAAP. A reconciliation of these non-GAAP financial measures to the closest GAAP financial measure, is presented in the financial tables in the press release under the heading “Reconciliation of Non-GAAP Measures to GAAP.” The principal limitation of these non-GAAP financial measures is that they exclude significant elements that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management in determining these non-GAAP financial measures. In order to compensate for these limitations, we present our non-GAAP financial measures in connection with our GAAP results. Investors are encouraged to review the reconciliation of our non-GAAP financial measures to their most directly comparable GAAP financial measure.
     We believe that the non-GAAP financial information provided in the press release can assist investors in understanding and assessing our on-going core operations and prospects for the future and provides an additional tool for investors to use in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.
     For the fourth quarter and full year 2010, non-GAAP operating income was determined by taking income from operations and adding back non-cash stock-based compensation expense, secondary offering expense and severance expense. Non-GAAP net income was determined by taking pretax income and adding back non-cash stock-based compensation expense, secondary offering expense and severance expense, and the result is tax affected at an estimated long-term effective tax rate of 28%. We excluded severance expense in our non-GAAP financial measures because we believe these costs are non-recurring and unrelated to our ongoing operating performance. We believe these adjustments provide useful information to both management and investors. For the fourth quarter and full year 2010, non-GAAP income per share is determined by taking non-GAAP net income and adjusting the weighted average outstanding common share calculations for the automatic conversion of the convertible preferred stock and issuance of common stock in connection with our initial public offering as if the offering had occurred at the beginning of each respective period.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of Qlik Technologies Inc. dated March 1, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLIK TECHNOLOGIES INC.
By:	/s/ WILLIAM G. SORENSON
	Name:	William G. Sorenson
	Title:	Chief Financial Officer, Secretary and Treasurer

Dated: March 1, 2011